THE SHARES SUBJECT TO THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT"), OR THE SECURITIES LAWS OF CERTAIN STATES, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR THE SECURITIES LAWS OF CERTAIN STATES OR UNLESS AN EXEMPTION THEREFROM IS AVAILABLE.

                          REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement ("Agreement") is made effective on October 16, 2000, by and between Accesspoint Corporation ("Accesspoint") and RoyCap Inc., a Canadian corporation ("RoyCap"). Accesspoint and RoyCap agree as set forth herein and represent to each other with regard thereto as follows:

1. This Agreement is made pursuant to the Securities Purchase Agreement dated as of the date hereof, by and between Accesspoint and RoyCap ("Securities Purchase Agreement"). As used herein, "Regiserable Securities" shall mean the shares of Common Stock of Accesspoint issuable upon conversion of the Convertible Note ("Note") or the exercise of the Callable Warrant or the Common Warrant (collectively or separately the "Warrants") contemplated in the Securities Purchase Agreement. As used herein, "Holder" or "Holders" shall mean RoyCap and/or any other holder or holders, as the case may be, from time to time, of the Registrable Securities. All of the definitions of terms contained in the Securities Purchase Agreement shall be incorporated herein by this reference and the terms used herein shall have the same meanings and definitions as set forth in the Securities Purchase Agreement.

2. Accesspoint shall use its best reasonable efforts to prepare and, on or before the thirtieth (30th) day following the Closing Date set forth in the Securities Purchase Agreement ("Filing Date"), file with the U.S. Securities and Exchange Commission ("Commission") a "Shelf" registration statement registering for resale all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415, unless the Holders shall otherwise elect to effect an underwritten offering. The registration statement shall be on an appropriate form as determined by Accesspoint. Accesspoint shall use its best reasonable efforts to cause the registration statement to be declared effective under the Securities Act as promptly as reasonably possible after the filing thereof, but in any event prior to the one ninetieth (90th) day following the filing date, and shall use its best reasonable efforts to keep such registration statement continuously effective under the Securities Act until the date which is two (2) years after the date that such registration statement is declared effective by the Commission or such earlier date when all Registrable Securities covered by such registration statement have been sold or may be sold without volume restrictions pursuant to Rule 144(k) as determined by the counsel to Accesspoint pursuant to a written opinion letter to such effect, addressed and acceptable to the Accesspoint's transfer agent (the "Effectiveness Period"), provided, that, subject to the terms and conditions of this Agreement, Accesspoint shall not be deemed to have used its best reasonable efforts to keep the registration statement effective during the Effectiveness Period if it voluntarily takes any action that would result in the Holders not being able to sell the Registrable Securities covered by such registration statement during the Effectiveness Period, unless such action is required under applicable law or the Company has filed a post-effective amendment to the registration statement and the Commission has not declared it effective.

3. Accesspoint and the Holders shall each comply in all respects, to the extent applicable, with the provisions of all applicable Rules promulgated by the Commission, including, without limitation, Rule 415, Rule 424 and Rule 512. Accesspoint and the Holders shall each reasonably cooperate with the other in effecting any such compliance. The Holders, and the affiliates, assigns and agents of the Holders, including, without limitation any underwriters, brokers or investment bankers engaged by the Holders, shall reasonably cooperate with Accesspoint in regard to any undertakings required pursuant to Rule 512(a) of Regulation S-K.
         .
4. Accesspoint shall prepare and file with the Commission such reasonable amendments, including post-effective amendments, to the registration statement and the prospectus used in connection therewith as may be reasonably necessary to keep the registration statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and reasonably prepare and file with the Commission such additional registration statements in order to register for resale under the Securities Act all of the Registrable Securities;
(ii) cause the related prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any similar provisions then in force); and (iii) respond as promptly as reasonably possible, using its best reasonable efforts to respond within five (5) days, to any comments received from the Commission with respect to the registration statement or any amendment thereto and as promptly as may be commercially-reasonable provide the Holders true and complete copies of all correspondence from and to the Commission relating to the registration statement. The Holders shall as promptly as commercially-reasonable inform Accesspoint, from time to time, of their intended methods of disposition of the Registrable Securities, and as promptly as may be commercially-reasonable provide the Holders true and complete copies of all documents pertaining to any such intended method of disposition. Accesspoint and the Holders shall each comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the registration statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the registration statement as so amended or in such prospectus as so supplemented.

5. Accesspoint shall pay to the Holders an amount, as liquidated damages for the estimated cost to the Holders of not having liquid securities in the time contemplated herein and not as a penalty, equal to 2% of the purchase price paid by such Holder pursuant to the Purchase Agreement. The payments to which the Holders shall be entitled pursuant to this Section are referred to herein as "Registration Delay Payments." The Registration Delay Payments shall be paid in cash or cash equivalent representing good and immediately available funds. Registration Delay Payments shall be calculated on each full thirty (30) day period and paid within five (5) Business Days of the end of each applicable delay month.

6. The obligations of Accesspoint to register the Registrable Securities hereunder shall be subject to the following provisions:

         6.1 Notwithstanding  anything to the contrary, if the Commission either
(i) refuses to
declare effective or review a registration statement because shares of Common Stock issuable upon exercise of the Warrants or upon conversion of the Note are included in such registration statement; (ii) deems all or any portion of the offering of the Registrable Securities pursuant to the registration statement to be a primary offering of Common Stock; or (iii) otherwise refuses to declare effective or renew a registration statement for reasons that pertain solely to, or are under the exclusive control of, the Holders or the affiliates, assigns or agents of the Holders, or which are otherwise outside the reasonable control of Accesspoint, then each of Accesspoint and the Holders shall have the unilateral right to terminate the registration statement with respect to any portion of the Registrable Securities included therein which causes the Commission to take such position without further liability of any kind with respect thereto, no Registration Delay Payments shall apply with respect to Accesspoint's failure to register such shares of Common Stock and Accesspoint will, to the extent applicable, either promptly file an amendment to the registration statement removing such shares of Common Stock from the registration statement or to otherwise terminate the registration statement. If the Company shall have filed the registration statement on or prior to the Filing Date, upon receipt of written or oral comments from the Commission relating to whether the inclusion of Common Stock issuable upon exercise of the Warrants or upon conversion of the Convertible Note in the registration statement is permissible, which comments do not rise to the level of a refusal, as set forth above, to declare effective or review a registration statement or the determination that all or any portion of the offering of the Registrable Securities pursuant to the registration statement is a primary offering of Common Stock, Accesspoint shall be entitled, promptly after the receipt of such comments from the Commission and upon consent of the Purchasers (which consent shall not be unreasonably withheld), to terminate the registration statement with respect to any portion of the Registrable Securities it reasonably believes, on advice of its outside counsel, should be removed in light of such comments, without further liability of any kind with respect thereto, to file an amendment to the registration statement removing such shares from the registration statement and to issue such shares in a private placement exempt from the registration requirements of the Securities Act, and, upon the timely filing of such an amendment, the "Effectiveness Date" shall be adjusted to mean the ninetieth (90th) day following the date of the filing of such an amendment.

         6.2 RoyCap, the Holders, and its and their affiliates, assigns and agents, shall use its and their best reasonable efforts to promptly provide Accesspoint, its attorneys and any underwriter with such non-confidential and non-proprietary information as any of them may reasonably request in order to prepare the registration statement. The material failure of RoyCap to promptly and fully provide any such information shall relieve Accesspoint of the obligation to file or cause to be made effective any registration statement hereunder.

         6.3 RoyCap, and its affiliates, assigns or agents, shall use its best reasonable efforts promptly to cooperate with Accesspoint, its attorneys and any underwriter, and perform such acts and execute, acknowledge and deliver such documents and instruments as may deemed reasonably necessary by Accesspoint, its attorneys or any underwriter, with regard to the preparation and filing of the registration statement. Failure to promptly and fully provide any such cooperation or perform such acts or execute, acknowledge and deliver such documents or instruments shall relieve Accesspoint of the obligation to file or cause to be made effective any registration statement hereunder.

         6.4 Accesspoint shall be responsible for reasonable and necessary expenses incurred by it in connection with the preparation of the registration statement, including, without limitation, Accesspoint's legal and accounting fees, but not including fees or disbursements for consultants, experts or legal, accounting or valuation services retained by RoyCap, or underwriting discounts or commissions incurred by RoyCap. Accesspoint shall pay any and all registration filing fees, or portions thereof on a pro rata basis, which pertain to securities which are to be registered and offered for its own account or the account of its subsidiaries. The Holders shall pay any and all registration filing fees, or portions thereof on a pro rata basis, which pertain to Registrable Securities which are to be registered and offered for the account of the Holders, including, without limitation, Registrable Securities which are identified pursuant to Rule 415(a)(1)(i) or Rule 415(a)(1)(iii).

7. Accesspoint shall notify the Holders of Registrable Securities as promptly as reasonably possible (i) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the registration statement or prospectus or for additional information; (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement covering any or all of the Registrable Securities or the initiation of any proceedings for that purpose; (iii) of the receipt by Accesspoint of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; and (iv) of the occurrence of any event or passage of time that makes the financial statements included in the registration statement ineligible for inclusion therein or any statement made in the registration statement or prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the registration statement, prospectus or other documents so that, in the case of the registration statement or the prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

8. Prior to any public offering of Registrable Securities, Accesspoint shall use its best reasonably efforts to register or qualify, at the sole cost and expense of the Holders, or cooperate with the selling Holders, any underwriters and their Special Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder or underwriter may request in writing. The Holders shall be solely responsible for all Blue Sky registration and qualification fees and costs pertaining to the Registrable Securities. Accesspoint shall use its best reasonably efforts to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a registration statement; provided, however, that Accesspoint shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject Accesspoint to any material tax in any such jurisdiction where it is not then so subject. RoyCap, the Holders, and its and their affiliates, assigns and agents, shall use its and their best reasonable efforts to promptly provide Accesspoint, its attorneys and any underwriter with such non-confidential and non-proprietary information as any of them may reasonably request in order to prepare any Blue Sky registration or qualification statement or application. The material failure of RoyCap or the Holders to promptly and fully provide any such information, or promptly and fully pay any applicable fees or costs, or otherwise reasonably cooperate with Accesspoint, shall relieve Accesspoint of the obligation to file or cause to be made effective Blue Sky registration or qualification statement or application hereunder.

9. RoyCap and (if applicable) RoyCap's advisors and representatives have had an opportunity to ask questions of and receive satisfactory answers from Accesspoint or any person or persons acting on its behalf, concerning the terms and conditions of RoyCap's proposed investment in the Registrable Securities, and all such questions have been answered to the complete satisfaction of RoyCap and its advisors and representatives.

10. RoyCap represents that all of the information provided by RoyCap or RoyCap's representatives to Accesspoint is true, correct, accurate and current and that RoyCap is not subject to backup withholding. RoyCap specifically represents that all of the information provided in this Agreement or on any separate signature page questionnaire is true, correct, accurate and current.

11. RoyCap is an accredited investor. RoyCap is a business entity not formed for the specific purpose of acquiring the Registrable Securities and has total assets in excess of Five Million Dollars (U.S. $5,000,000.00).

12. The Registrable Securities will be acquired for RoyCap's own account for investment with no present intention of dividing RoyCap's interest with others or of reselling or otherwise disposing of all or any portion of the same. RoyCap shall not engage in a distribution of the Registrable Securities.

13. RoyCap has such knowledge and experience in financial and business matters that RoyCap is capable of evaluating the merits and risks of an investment in the Registrable Securities, or (if applicable) RoyCap and RoyCap's representatives, together, have such knowledge and experience in financial and business matters that RoyCap and RoyCap's representatives are capable of evaluating the merits and risks of the prospective investment in the Registrable Securities.

15. RoyCap is an Accredited Investor as defined in rule 501 (a) of egulation D as promulgated by the Securities and Exchange Commission.

16. RoyCap is not a member of the NASD or other self-regulatory agency which would require prior approval of the Note or Warrants or issuance of the Registrable Securities

17. RoyCap acknowledges and understands that the Registrable Securities may be subject to transfer and sale restrictions imposed pursuant to SEC Rule 144 of the Rules promulgated under the Securities Act of 1933 ("Securities Act") and the regulations promulgated thereunder. RoyCap shall comply with Rule 144 and with all policies and procedures established by

Accesspoint with regard to Rule 144 matters. RoyCap acknowledged that Accesspoint or its attorneys or transfer agent may require a restrictive legend on the certificate or certificates representing the Registrable Securities pursuant to the restrictions on transfer of the Registrable Securities imposed by Rule 144.

18. Notwithstanding anything in this Agreement to the contrary, the undersigned Acknowledges that: (i) the Registrable Securities may be acquired in a private transaction which is not part of a distribution of the Registrable Securities;
(ii) to the extent that Rule 144 may be applicable, the undersigned intends to hold the Registrable Securities for the account of the undersigned and does not intend to sell the shares as a part of a distribution or otherwise; and (iii) the Holders of the Registrable Securities are not an underwriter for purposes of Rule 144.

19. Neither RoyCap nor any of its affiliates, assigns or agents will, directly or indirectly, maintain any short position, or engage in short sales against the box, in the Registrable Securities or any other securities of Accesspoint for so long as any of the Registrable Securities are owned by the Subscriber.

20. For purposes of issuance of the Note and Warrants, neither RoyCap nor any person or entity for whom RoyCap is acting as fiduciary is a U.S. person. A U.S. person means any one of the following:

         20.1     any natural person resident in the United States of America;

         20.2 any partnership or corporation organized or incorporated under the laws of the United States of America;

         20.3     any trust of which any trustee is a U.S. person;

         20.4 any agency or branch of a foreign entity located in the United States of America;

         20.5 any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

         20.6 any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States of America; and

         20.7     any partnership or corporation if:

                  (a) organized or incorporated under the laws of any foreign jurisdiction; and

                  (b) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

21. To the extent that the Note or Warrants are issued pursuant to Regu-lation S, RoyCap acknowledges the following:

         21.1 ALL  OFFERS  AND  SALES OF THE  REGULATION  S SHARES  PRIOR TO THE
EXPIRATION OF THE DISTRIBUTION COMPLIANCE PERIOD AS DEFINED IN RULE 902 PROMULGATED UNDER THE ACT SHALL ONLY BE MADE IN COMPLIANCE WITH THE SAFE HARBOR CONTAINED IN REGULATION S, PURSUANT TO REGISTRATION OF SECURITIES UNDER THE SECURITIES ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE
SECURITIES ACT, AND ALL OFFERS AND SALES AFTER THE DISTRIBUTION COMPLIANCE PERIOD SHALL BE MADE ONLY PURSUANT TO SUCH A REGISTRATION OR TO SUCH EXEMPTION FROM REGISTRATION, INCLUDING, WITHOUT LIMITATION, RULE 144.

         21.2 ALL OFFERING DOCUMENTS RECEIVED BY THE PURCHASER INCLUDE STATEMENTS TO THE EFFECT THAT THE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON (OTHER THAN DISTRIBUTORS AS DEFINED IN REGULATION S) DURING THE DISTRIBUTION COMPLIANCE PERIOD AS DEFINED IN RULE 902 PROMULGATED UNDER THE ACT UNLESS THE SHARES ARE REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS IS AVAILABLE.

         21.3 IN THE VIEW OF THE SEC, THE STATUTORY BASIS FOR THE EXEMPTION CLAIMED FOR THIS TRANSACTION WOULD NOT BE PRESENT IF THE OFFERING OF SHARES, ALTHOUGH IN TECHNICAL COMPLIANCE WITH REGULATION S, IS PART OF A PLAN OR SCHEME TO EVADE THE REGISTRATION PROVISIONS OF THE SECURITIES ACT. THE PURCHASER IS ACQUIRING THE SHARES FOR INVESTMENT PURPOSES AND HAS NO PRESENT INTENTION TO SELL THE SHARES IN THE UNITED STATES OF AMERICA TO A U.S. PERSON OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON.

22. RoyCap understands and agrees that the following restrictions and limitations are applicable to RoyCap's acquisition and any sale, transfer, assignment, pledge, hypothecation or other disposition of Note or Warrants pursuant to the Securities Act and Regulation D and Regulation S promulgated pursuant thereto:

         22.1. RoyCap agrees that notwithstanding any other restrictions placed on the sale or transfer of the Note or the Warrants pursuant to this Agreement, Rule 144, or otherwise, the Note or Warrants shall not be sold, pledged, hypothecated or otherwise disposed of unless the same are registered pursuant to the Act and applicable state securities laws or are exempt therefrom; and

         22.2. A legend in substantially the following form may be placed on any certificate(s) or other documents evidencing the Note or Warrants:

         THE SECURITIES REPRESENTED BY THIS INSTRUMENT OR DOCUMENT HAVE BEEN ACQUIRED FOR INVESTMENT ONLY AND HAVE NOT BEEN REGISTERED PURSUANT TO THE PROVISIONS OF THE SECURITIES ACT OF 1933 AS AMENDED ("ACT"), AND HAVE BEEN OFFEREDAND SOLD IN RELIANCE UPON THE EXEMPTION SET FORTH IN THE ACT AND UPON REGULATION D OR REGULATION S PROMULGATED PURSUANT THERETO. WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT UPON DELIVERY TO ACCESSPOINT OF AN OPINION OF COUNSEL SATISFACTORY TO ACCESSPOINT THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER OR THE SUBMISSION TO ACCESSPOINT OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO ACCESSPOINT TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE ACT, APPLICABLE STATE SECURITIES LAWS OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

23.      This Agreement shall be subject to the following terms and conditions:

         23.1 In the event of a breach by Accesspoint or by a Holder, of any of their obligations under this Agreement, each Holder or Accesspoint, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. Accesspoint and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

         23.2 Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to any applicable registration statement.

         23.3 Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from Accesspoint of the occurrence of any event of the kind described in Section 7(i)-(iv), such Holder will forthwith discontinue disposition of such Registrable Securities under the registration statement until such Holder's receipt of the copies of a supplemented prospectus and/or amended registration statement, or until it is advised in writing (the "Advice") by Accesspoint that the use of the applicable prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such prospectus or registration statement. Accesspoint may provide appropriate stop orders to enforce the provisions of this paragraph.

         23.4 If at any time when there is not an effective registration statement covering all of the Registrable Securities then outstanding and
Accesspoint   shall  determine  to  prepare  and  file
with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then Accesspoint shall send to each Holder of Registrable Securities written notice of such determination and, if within twenty (20) days after receipt of such notice, any such holder shall so request in writing, Accesspoint shall include in such registration statement all or any part of such Registrable Securities such holder requests to be registered. If any registration of Accesspoint pursuant to this Section is for a registered public offering involving an underwriting, the right of any Holder to registration shall be conditioned upon such Holder's entering into an underwriting agreement and/or lock-up agreement in customary forms with the representative of the underwriter or underwriters.

         23.5 The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by Accesspoint and the Holders of at least two-thirds of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

         23.6 Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 8:00 p.m. (Pacific Standard time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in the Purchase Agreement later than 8:00 p.m. (Pacific Standard time) on any date and earlier than 11:59 p.m. (Pacific Standard time) on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) if sent other than by the methods set forth in (i)-(iii) of this section, upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

         If to the Company:                 Accesspoint Corporation
                                            38 Executive Park, Suite 350
                                            Irvine, California 92614
                                            U.S.A.
                                            Attn:  Tom Djokovich
                                            Tel:  (949) 852-8526
                                            Fax:  (949) 852-8527

         With copies to:                    Floratos, Loll & Devine
                                            18831 Von Karman Ave., Suite 225
                                            Irvine, CA 92612
                                            U.S.A.
                                            Attn:  Robert A. Loll, Esq.
                                            (949) 553-1910
                                            (949) 553-0750

         If to the Purchaser:               RoyCap, Inc.
                                            4100 Yonge St., Suite 504
                                            Toronto, Ontario M2P 2G2
                                            Canada
                                            Attn:  Steven Rider
                                            Tel:  (416) 266-9921
                                            Fax:  (416) 221-1253

         With copies to:                    Fogler, Rubinoff, LLP
                                            Suite 4400 Royal Trust Tower
                                            Toronto Dominion Centre
                                            Toronto, Ontario M5K 1G8
                                            Canada
                                            Attn:  Michael Slan, Esq.
                                            Tel:  (416) 941-8857
                                            Fax:  (416) 941-8852

If to any other person who is then the registered Holder: To the address of such Holder as it appears in the stock transfer books of Accesspoint or such other address as may be designated in writing hereafter, in the same manner, by such Person.

         23.7 This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. Accesspoint may not assign its rights or obligations hereunder without the prior written consent of each Holder. Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under this Agreement and the Securities Agreement.

         23.8 This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

         23.9 The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

         23.10 If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

         23.11 The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         23.12 Whenever the consent or approval of holders of a specified percentage of Registrable Securities is required hereunder, Registrable
Securities held by Accesspoint or its affiliates (other than any holder or transferees or successors or assigns thereof if such holder is deemed to be an affiliate solely by reason of its holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

         23.13 The obligations of each party hereunder is several and not joint with the obligations of any other party hereunder, and neither party shall be responsible in any way for the performance of the obligations of any other party hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any party pursuant hereto or thereto, shall be deemed to constitute the parties as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the parties are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each party shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other party to be joined as an additional party in any proceeding for such purpose.

         IN  WITNESS  WHEREOF,   this  Registration  Rights  Agreement  is  made
effective as of the date first written above.

                               ACCESSPOINT CORPORATION

                               By:  /s/ TOM M. DJOKOVICH
                               ---------------------------------------------
                               Tom M. Djokovich,
                               Chief Executive Officer

                               ROYCAP INC.

                               By:  /s/ STEVE RIDER
                               ---------------------------------------------
                               Steve Rider,
                               President